Exhibit 99.2

News Release

One Centerpointe Drive, Suite 200, Lake Oswego, Oregon 97035 503-684-7000	www.gbrx.com

For release: January 28, 2021, 4:30 p.m. EST	Contact: Jack Isselmann, Media Relations Justin Roberts, Investor Relations Ph: 503-684-7000

Greenbrier Announces Senior Management Promotions

~ Continues commitment to talent pipeline ~

Lake Oswego, Oregon, January 28, 2021 – The Greenbrier Companies, Inc. (NYSE: GBX) (“Greenbrier”), a leading international supplier of equipment and services to global freight transportation markets, today announced several senior management promotions.

Active succession planning continues as a core company objective. Greenbrier benefits from developing and advancing a pipeline of talented and dedicated future leaders. Today’s announcements include leadership changes in the following business units: Commercial & Leasing; Greenbrier Manufacturing Organization (GMO); Greenbrier Rail Services (GRS); Greenbrier Management Services (GMS), and in Human Resources.

Commercial & Leasing—North and South America

Organizational changes in the Commercial & Leasing group anticipate the planned retirement of Mark Rittenbaum. Brian Comstock has been appointed to Chief Commercial & Leasing Officer by Greenbrier’s Board of Directors, effective immediately. After more than 35 years of service to Greenbrier, Rittenbaum will retire in August 2022. Remaining an Executive Vice President and Senior Advisor to the Chairman, he will aid the Commercial & Leasing group in its transition to new leadership. He will continue to advance the Commercial & Leasing group’s work to strengthen Greenbrier’s Leasing model, with the aim of broader customer reach and enhanced shareholder value. Rittenbaum continues to report to William A. Furman, Chairman and CEO, and will take on special projects and other duties as assigned.

In his new position, Comstock executes Greenbrier’s go-to-market strategy in North America and South America. He also continues to direct all Greenbrier Commercial & Leasing strategies in the Americas. Comstock began his career in the railroad industry in 1980. Prior to joining Greenbrier in 1998, he served in commercial and operational roles at PLM Leasing, Transco Railway Products, Inc. and Trinity Industries. At Greenbrier, Comstock steadily advanced from a Commercial Team member, to Vice President, Sales, to Vice President, Sales and Marketing. In April 2018, Comstock was appointed Executive Vice President, Sales and Marketing, North and South America. He serves on the boards of Greenbrier’s manufacturing joint ventures in Mexico and Brazil and interacts closely, on an advisory basis, with Greenbrier teams in Europe and the Gulf Cooperation Council nations.

Furman said, “Greenbrier President and COO Lorie Tekorius and I have worked with Mark and Brian over many years in our Commercial & Leasing business. With Brian now performing his important new role and Mark’s help with a strong transition, Greenbrier is well-positioned to continue to grow and strengthen its commercial and leasing platforms for the future. For decades, both Mark and

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Brian have contributed to Greenbrier’s financial success and market competitiveness. They have driven the expansion of our product portfolios through successful interface with our manufacturing and engineering teams under the leadership of GMO President Alejandro Centurion. Together with other team members they developed multiple long-term railcar purchase agreements and strong customer relationships. Through their leadership, Greenbrier has grown its lease investor and customer base, contributing to sustained cash flow and shareholder value. Mark and Brian were both critical to executing the successful 2019 ARI acquisition, and in facilitating market expansions around the world.”

Greenbrier Manufacturing Organization

With Alejandro Centurion’s leadership, the GMO business unit continues to advance its talent pipeline. William Krueger, Senior Vice President GMO, has assumed responsibility for Greenbrier facilities in Arkansas and Missouri acquired in the ARI acquisition. He also now manages all Greenbrier manufacturing automation and process development, reporting to Owen Whitehall, GMO Executive Vice President, North American Operations. Krueger brings decades of advanced manufacturing experience to his new assignment from senior management positions at major automotive manufacturers including Toyota, Nissan and General Motors.

Greenbrier Rail Services & Greenbrier Management Services

GRS, comprised of Greenbrier’s wheels, parts and repair facilities, is now led by Rick Galvan. He joined Greenbrier in October 2019 as Senior Vice President, Operations for GRS. Galvan succeeds Rick Turner, who led GRS since 2013 and retired on December 31, 2020. Galvan has 30 years in the railroad industry at three Class I railroads. He most recently worked with Canadian National as its Chief Mechanical Officer, where he led a cross-functional team focused on U.S. and Canadian railcar and locomotive operations.

Dan Weiler, head of Greenbrier Management Services, now reports to Tekorius, along with Galvan. Weiler and Galvan will drive synergies between the GRS and GMS railcar aftermarket businesses.

Human Resources

In Human Resources, Laurie Dornan has been promoted to Senior Vice President, Chief Human Resources Officer. Dornan works with business units to help drive talent development and succession planning efforts at Greenbrier. In addition, she manages compensation and benefits strategy along with human resources programs and initiatives. Dornan joined Greenbrier in 2014 and has more than 20 years of professional experience in human resources.

“These executive leadership advancements support Greenbrier’s policy to effectively develop future generations of talent while maintaining continuity in our current strategies and operations,” Furman said. “I am confident these organizational changes and a continued keen focus on leadership development will help Greenbrier grow now and into the future.”

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About Greenbrier

Greenbrier, headquartered in Lake Oswego, Oregon, is a leading international supplier of equipment and services to global freight transportation markets. Greenbrier designs, builds and markets freight railcars and marine barges in North America. Greenbrier Europe is an end-to-end freight railcar manufacturing, engineering and repair business with operations in Poland, Romania and Turkey that serves customers across Europe and in the nations of the Gulf Cooperation Council. Greenbrier builds freight railcars and rail castings in Brazil through two separate strategic partnerships. We are a leading provider of freight railcar wheel services, parts, repair, refurbishment and retrofitting services in North America through our wheels, repair & parts business unit. Greenbrier offers railcar management, regulatory compliance services and leasing services to railroads and related transportation industries in North America. Through unconsolidated joint ventures, we produce industrial and rail castings, and other components. Greenbrier owns a lease fleet of 8,400 railcars and performs management services for 407,000 railcars. Learn more about Greenbrier at www.gbrx.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including any statements that are not purely statements of historical fact. These forward-looking statements include, without limitation, statements about succession management as well as other information regarding continuity, future performance and strategies. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

Information on risks and other potential factors that could cause our results to differ from our forward-looking statements is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and subsequent Form 10-Q filing. Except as otherwise required by law, the Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof.

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